UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2011

Danaher Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-08089	59-1995548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Ave., N.W., Suite 800W, Washington, D.C.	20037-1701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-828-0850

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

Between June 20 and June 23, 2011, Danaher Corporation (“Danaher”) issued a total of $1.1 billion of short–term promissory notes (the “New CP Notes”) under its U.S. commercial paper program to finance a portion of the purchase price for the Company’s anticipated acquisition of Beckman Coulter, Inc. (“Beckman Coulter”). The maturities of the New CP Notes are between June 28, 2011 and August 24, 2011. The weighted average yield of the New CP Notes, including issuance costs, is 0.17%.

As previously disclosed, under our U.S. commercial paper program, we may issue and sell unsecured, short-term promissory notes, which have maturities not in excess of 397 days from the date of issue and rank pari passu with all of our other unsecured and unsubordinated indebtedness. We issued the New CP Notes pursuant to an exemption from federal and state securities laws. The commercial paper notes are not redeemable prior to maturity and are not subject to voluntary prepayment. Interest expense on the notes is paid at maturity and is generally based on the ratings assigned by credit rating agencies at the time of the issuance and prevailing market rates measured by reference to the London inter-bank offered rate. Our recently announced 364-day revolving credit facility, which has a borrowing capacity of up to $2.2 billion and our existing $1.45 billion multi-year revolving credit facility provide credit support for our commercial paper program.

Statements in this report that are not strictly historical, including statements regarding the anticipated acquisition of Beckman Coulter, and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the federal securities laws, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which Danaher and Beckman Coulter operate; the parties’ ability to satisfy the merger agreement conditions and consummate the transaction; and Beckman Coulter’s performance and maintenance of important business relationships. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Danaher’s SEC filings, including Danaher’s Annual Report on Form 10-K for the year ended December 31, 2010. These forward-looking statements speak only as of the date of this report and Danaher does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2011	DANAHER CORPORATION

	By:	/s/ Daniel L. Comas
Daniel L. Comas Executive Vice President and Chief Financial Officer